TRUEYOU.COM INC.
                          REGISTRATION RIGHTS AGREEMENT

                               DECEMBER 22, 2006


                  The parties to this agreement are TRUEYOU.COM Inc., a Delaware corporation (the "Company") and Vicis Capital Master Fund LLC, Klinger Investments LLC, Andrew D. Lipman, Richard Rakowski, Gerard DeBiasi, James Benedict, Dan Richardson, Amal Devani, CSFN I LLC and John Brugmann (the "Investors").

                  The Investors own warrants ("Warrants") to purchase shares of Common Stock, $0.001 par value per share, of the Company ("Common Stock").

                  The shares of Common Stock that the Investors may hereafter acquire upon exercise of their Warrants are entitled to the rights and benefits, and subject to the terms and conditions, of this agreement, and are collectively referred to as, the "Registrable Shares."

                  The Company desires to provide the Investors with certain rights regarding the registration of the Shares, all upon the terms and conditions set forth below.

                  The parties agree as follows:

                  1. PIGGYBACK REGISTRATIONS.

                  1.1 RIGHT TO INCLUDE REGISTRABLE SECURITIES. If at any time following the date hereof, the Company shall propose to register any shares of its Common Stock by means of a registration statement filed by the Company with the Securities and Exchange Commission ("SEC") for sale in a public offering for its own account, or for the account of any other Person by registration on Form SB-2, S-1, S-2 or S-3 (but not Form S-4 or S-8) or any successor or similar forms (except for any registrations in connection with (x) an employee benefit plan or dividend reinvestment plan or a merger, consolidation or other business combination or (y) debt securities that are not convertible into Common Stock), it shall give written notice to the Investors of its intention to do so and of the Investors' rights under this Section 1 at least 15 days prior to the filing of a registration statement with respect to such registration with the SEC. Upon the written request of the Investors made within 10 days after the receipt of that notice, which request shall specify the Registrable Securities intended to be registered and disposed of by the Investors, the Company shall, subject to the provisions hereof and the prior rights of Laurus Master Fund, Ltd. ("Laurus") pursuant to the Registration Rights Agreement of the Company and Laurus dated July 11, 2006, use its commercially reasonable efforts to include in such registration statement all Registrable Securities that the Company has been so requested to register by the Investors.

                  1.2 RIGHT TO ABANDON OR DELAY REGISTRATION. If, at any time after giving written notice to the Investors pursuant to Section 1.1 of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Investors and upon giving that notice: (a) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration without prejudice; and (b) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

                  1.3 "REGISTRABLE  SECURITIES" means  Registrable  Shares that:
(a) have not been previously registered and sold pursuant to a registration statement that shall have become effective under the Securities Act of 1933, as amended ("Securities Act"); and (b) may not be sold without restriction pursuant to Rule 144(k) (or successor provisions) under the Securities Act, together with any additional shares of Common Stock issued in a stock split or stock dividend.

                  2. REGISTRATION PROCEDURES; LISTINg.

                  2.1 OBLIGATIONS OF THE COMPANY. In connection with the registration of any Registrable Securities under the Securities Act pursuant to the provisions of this agreement, the Company shall, as expeditiously as possible:

                  (a) prepare and file with the SEC the requisite registration statement to effect such registration and thereafter use its commercially reasonable efforts to cause such registration statement to become and remain effective (subject to Section 1.2 and clause (b) below); PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                  (b) use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities;

                  (c) furnish to the Investors such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Investors may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Investors;

                  (d) use its commercially reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Investors shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action that may reasonably be necessary or advisable to enable the Investors to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned and to be sold by the Investors, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 2.1(d), be obligated to be so qualified or to so consent to general service of process in any such jurisdiction;

                  (e) notify the Investors when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Investors promptly prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (f) pay all expenses incident to the Company's  performance of or compliance with its obligations hereunder, including, without limitation, all listing fees, all printing expenses, the fees, expenses and disbursements of counsel for the Company and of its independent public accountants and all fees, expenses and disbursements of one outside counsel to the Investors; PROVIDED, HOWEVER, that the foregoing obligation of the Company shall exclude, and the Investors shall pay, underwriters fees and underwriting discounts and commissions in respect of the Registrable Securities being registered hereunder as well as any fees and expenses of any second or other additional outside counsel to the Investors hereunder;

                  (g) in connection with any registration of Registrable Shares, the Company shall enter into all customary agreements (including in connection with an underwritten offering, an underwriting agreement) and shall take all other reasonable actions requested by the managing underwriter in order to expedite or facilitate the disposition of Registrable Shares, including making presentations at any "road shows" or analyst presentations (which are reasonable in scope and duration and consistent with market practice for comparable offerings), providing reasonable access to the Company, its books and records, and its personnel and advisers and furnishing information to the stockholders, the underwriter(s) and their agents and representatives to enable them to undertake due diligence and furnishing to them such opinions, comfort letters and the like as are customary in connection with the applicable offering of securities; and

                  (h)  cause  the   Registrable   Securities   covered  by  such
registration statement to be listed on a national securities exchange or on the Nasdaq Stock Market, as applicable.

                  2.2 OBLIGATIONS OF THE INVESTORS.

                  (a) The Company may require the Investors, after receipt thereby of a written request from the Investors pursuant to Section 1.1, to furnish the Company such information regarding the Investors and the distribution of the Investors' Registrable Securities as the Company may from time to time reasonably request in writing, based on its belief that such information is required to be disclosed in the relevant registration statement pursuant to the Securities Act and applicable state securities laws.

                  (b) Upon receipt of any notice from the Company of the happening of an event of the kind described in Section 2.1(e), the Investors shall forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Investors' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.1(e) and, if so directed by the Company, the Investors shall deliver to the Company all copies, then in the Investors' possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  3. CUTBACKS.

                  3.1 GENERALLY. If in the good faith judgment of the Company, it shall determine after consultation with the managing underwriter that the registration of the number of Registrable Securities to be included in an offering that is registered pursuant to Section 1 would materially and adversely affect such public offering, then the Company may reduce the number of Registrable Shares to be included in the offering to the extent necessary to alleviate such adverse effect. If, in accordance with the preceding sentence, the number of shares to be included in the underwriting (pursuant to this agreement or otherwise) is less than the total number of shares that such holders have requested to be included, the holders of other shares who have requested to include such shares shall participate on a PRO RATA basis based on the relative aggregate holdings of the holders who seek to have shares registered under such registration statement (or in any other proportion as may be agreed upon by all stockholders seeking to exercise such rights).

                  3.2 UNDERWRITING AGREEMENT. The Investors shall become a party to any underwriting agreement negotiated between the Company and the underwriters in any underwritten public offering hereunder (which agreement shall be in a form and contain provisions that are normal and customary) and shall make all representations and warranties to and shall enter into all agreements with the Company and the underwriters and shall deliver all opinions of counsel and other documents as shall be reasonably requested of them and shall make all representations and warranties required by law, customarily given or reasonably requested of selling shareholders by an underwriter in an underwritten public offering.

                  4. INDEMNIFICATION.

                  4.1 INDEMNIFICATION BY THE COMPANY. In the event of any registration statement filed pursuant to this Agreement, the Company shall indemnify and hold harmless the Investors, each underwriter of such Registrable Shares and their respective directors, officers and affiliates and each other individual or entity, if any, who controls (within the meaning of the

Securities Act) the Investors (each of the foregoing, a "Holder Indemnitee"), against any losses, claims, damages, or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) ("Losses") to a Holder Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse each Holder Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information relating to the Investors furnished to the Company in writing by or on behalf of the Investors or such underwriter, as the case may be, for use in the preparation thereof; and PROVIDED, FURTHER, HOWEVER, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or the Investors, as applicable.

                  4.2 INDEMNIFICATION BY THE INVESTORS. If any Registrable Securities are included in any registration statement, each seller of such Registrable Securities so registered shall, severally and not jointly, indemnify and hold harmless the Company and each director, officer and affiliate of the Company, and each other individual or entity, if any, who controls (within the meaning of the Securities Act) the Company (each of the foregoing, a "Company Indemnitee") insofar as Losses to a Company Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which there were made not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to the Investors and furnished to the Company by the Investors specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, PROVIDED, HOWEVER, that the Investors shall have no liability under this Section 4.2 for any amount in excess of the net proceeds actually received by the Investors from the sale of the Registrable Securities included in such registration statement.

                  4.3 NOTICE OF CLAIMS, ETC.

                  (a) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 4.1 or 4.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel for such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnified party shall be entitled to retain separate counsel as provided below), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish and at any time, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party; PROVIDED, HOWEVER, that the indemnified party may, at its own expense, retain separate counsel to participate in such defense.

                  (b) No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  4.4 CONTRIBUTION. If indemnification shall for any reason be held by a court to be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 4.1 or Section 4.2, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (b) if the allocation provided by item (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Investors on the other, as determined by a court of competent jurisdiction. No individual or entity guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any individual or entity who was not guilty of such fraudulent misrepresentation. In addition, no individual or entity shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such individual or entity's consent, which consent shall not be unreasonably withheld.

                  5. INFORMATION BY THE INVESTORS. If any information relating to the Investors is included in any registration statement, the Investors shall furnish to the Company such information regarding the Investors and the method of distribution proposed by the Investors as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Section 1.

                  6. RULE 144 REQUIREMENTS. The Company agrees that it will: (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the information requirements of said Rule 144, and of the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

                  7. CERTAIN RIGHTS. The rights granted to the Investors hereunder may not be transferred except with the written consent of the Company or as otherwise set forth in Section 8.6 hereof.

                  8. MISCELLANEOUS.

                  8.1 NOTICES, ETC. All notices, consents, instructions, requests and other communications required or permitted hereunder must be in writing and shall be deemed to have been duly given only if delivered personally, by facsimile transmission, by first-class mail (postage prepaid, return receipt requested), or by delivery by a recognized international courier service (all costs prepaid) to the parties at the following addresses or facsimile numbers (or as amended in accordance with this Section 8.1):

If to the Company, to:

TRUEYOU.COM, INC.
501 Merritt 7, 5th Floor
Norwalk, Connecticut 06851

and a copy to:

Troutman Sanders LLP
405 Lexington Avenue
New York, New York  10174

Telecopier No.:  (212) 704-6160
Attention:  Edward R. Mandell

                  If to the Investors, to the address or telecopier number of the Investors set forth on the signature page below.

                  8.2 NO WAIVER. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  8.3 ENTIRE AGREEMENT. This agreement supersedes all prior and/or contemporaneous negotiations, understandings, discussions and agreements (written or oral) between the parties with respect to the subject matter hereof (all of which are merged herein and therein) and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                  8.4  GOVERNING  LAW.  This   agreement   shall  be  construed,
interpreted and enforced in accordance with, and shall be governed by, the laws of the state of New York without regard to principles of conflicts of laws.

                  8.5 JURISDICTION; VENUE. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any dispute arising out of or relating to this agreement or the transactions contemplated hereby, waives any objection to venue in such District (unless such court lacks jurisdiction with respect to such dispute, in which case, each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York located in New York County in connection with such dispute and waives any objection to venue in the County of New York), and agrees that service of any summons, complaint, notice or other process relating to such dispute may be effected in the manner provided by Section 9.1.

                  8.6 ASSIGNMENT; BINDING EFFECT. The Investors shall not assign their rights or duties hereunder to any party other than (i) an entity controlled by, under common control with, or controlling, the Investors, (ii) any person or entity to which an Investor transfers its Warrant in accordance with Section 7 thereof. This agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the parties hereto and their permitted successors and assigns.

                  8.7 AMENDMENT AND WAIVER. No term or provision of this agreement may be amended, waived, altered, modified, rescinded or terminated except by a written instrument signed by the party against whom the same is sought to be enforced.

                  8.8 NO THIRD PARTY BENEFICIARIES. Nothing contained in this agreement, whether express or implied, is intended, or shall be deemed, to create or confer any right, interest or remedy for the benefit of any person or entity other than as otherwise provided in this agreement.

                  8.9 SEVERABILITY. If any provision of this agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this agreement shall nevertheless be binding upon the parties with the same force and effect as though the void or unenforceable part had been severed and deleted.

                  8.10 SPECIFIC PERFORMANCE. The parties agree that irreparable damage will result in the event that this agreement is not specifically enforced and the parties hereto agree that any damages available at law for a breach of this agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal having jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith.

                  8.11 COUNTERPARTS; EFFECTIVENESS. This agreement may be executed in one or more counterparts (including signature pages delivered by facsimile transmission), each of which shall be deemed an original but all of which together will constitute one and the same agreement. This agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

                  The parties have executed and delivered this Registration Rights Agreement as of the date first written above.


                                          TRUEYOU.COM, INC.

                                          By:
                                             ---------------------------------
                                               Name:
                                               Title:



                                          KLINGER INVESTMENTS LLC

                                          By:
                                             ---------------------------------
                                               Name:
                                               Title:


                                          VICIS CAPITAL MASTER FUND LLC

                                          By:
                                             ---------------------------------


                                          ------------------------------------
                                                   Andrew D. Lipman


                                          ------------------------------------
                                                   Richard Rakowski

                                          ------------------------------------
                                                   Gerard DeBiasi


                                          ------------------------------------
                                                   James Benedict


                                          ------------------------------------
                                                   Dan Richardson


                                          ------------------------------------
                                                   Amal Devani


                                          ------------------------------------
                                                   CSFN I LLC


                                          ------------------------------------
                                                   John Brugmann